Exhibit 10.15

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

DATED 07-06-2023

IP2IPO INNOVATIONS LIMITED

ZIHIPP LIMITED

FOURTH VARIATION TO THE LICENCE AGREEMENT

THIS AGREEMENT dated 07.06.2023 is made between the following parties:

PARTIES

(1)

IP2IPO INNOVATIONS LIMITED incorporated and registered in England and Wales with company number 02060639 whose registered office is at 2nd Floor 3 Pancras Square, Kings Cross, London N1C 4AG (“IP2IPO”).

(2)	ZIHIPP LIMITED incorporated and registered in England and Wales with company number 08341001 whose registered office is at Da Vinci House, Basing View, Basingstoke, Hampshire, RG21 4EQ (“Company”).

BACKGROUND:

(A)

The parties are party to a licence agreement (the “Licence Agreement”) dated 28 February 2019 entered into by Zihipp and Imperial College of Science, Technology and Medicine (“Imperial”) dated 28 February 2019 and novated by Imperial to IP2IPO on the same date.

(B)

The Licence Agreement was amended first on 17 December 2020 to add certain additional patent rights, secondly on 23 December 2021 so as, amongst other things, to permit the entering into by Company of a sublicence agreement in favour of SanPlena LLP, a joint venture between the Company and EOFlow Co. Ltd, and to secure IP2IPO’s express consent to the terms of that sublicence agreement, and thirdly on 23 February 2023 to amend the definition of the term “Non-Diligence Conditions” in Schedule 1 to the Licence Agreement.

(C)

The parties were also party to an option agreement (the “Option Agreement”) dated 28 February 2019 (as varied by a variation agreement dated 2 September 2020) granting the Company an option to take a licence under the Licence Agreement of the Option IPR and Patents generated in the course of the Research Work of the Research Group (as all such terms are defined therein), subject to and on the terms set out in the Licence Agreement.

(D)	At the date of the Option Agreement the name of IP2IPO was Imperial Innovations Limited. IP2IPO changed its name to its current name on 1 March 2019.

(E)	The Company has exercised an Option in accordance with Clause 3.2 of the Option Agreement to licence the Option IPR under the terms of the Licence Agreement.

(F)

To effect the exercise of the Option, the parties wish to vary the Licence Agreement subject to and in accordance with the terms of this variation agreement with effect from the date of this variation agreement (“Variation Date”) to add the details of the Option IPR to Part B of Annex 1 of the Licence Agreement.

AGREED TERMS

1.	TERMS DEFINED IN THE AGREEMENT

In this variation agreement, unless expressly stated otherwise, expressions defined in the Licence Agreement and used in this variation agreement have the meaning set out in the Licence Agreement.

2.	CONSIDERATION

In consideration of the sum of [***], receipt of which IP2IPO expressly acknowledges, the parties agree to amend the Licence Agreement as set out below.

3.	VARIATION

3.1

With effect from the Variation Date the parties agree to vary the Licence Agreement, such that the table in Part B: Licensed Patents of Annex 1 (Licensed Intellectual Property) shall include the following details added to the end of the table:

[***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***] [***]

[***] [***] [***] [***]	[***] [***] [***]	[***] [***]

[***] [***] [***] [***]	[***] [***] [***]	[***] [***]

4.	GOVERNING LAW AND JURISDICTION

4.1

This variation agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and interpreted in accordance with the law of England and Wales.

4.2

The parties irrevocably agree that the courts of England and Wales have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this variation agreement or its subject matter or formation.

This variation agreement has been entered into on the date stated at the beginning of it.

Signed by [***] duly authorised for and on behalf of IP2IPO Innovations Limited	) ) ) )	sign here
Chief Financial and Operating Officer

Signed by [***] duly authorised for and on behalf of Zihipp Limited	) ) ) )	sign here
Executive Chairman